MANAGED MUNICIPAL FUND, INC.

Supplement Dated March 4, 2015 to the Prospectus Dated March 1, 2015

Dear Shareholder,

On February 10, 2015, a copy of the proxy statement and proxy card regarding the special joint meeting of each of Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc., ISI Strategy Fund, Inc. and Managed Municipal Fund, Inc. (each, an “ISI Fund” and together the “ISI Funds”) were mailed to shareholders of each ISI Fund.  The joint special meeting is to be held on March 16, 2015 for the purpose of seeking shareholder approval of an Agreement and Plan of Reorganization under which (i) Total Return U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc. would be reorganized into Centre Active U.S. Treasury Fund; (ii) ISI Strategy Fund, Inc. would be reorganized into Centre American Select Equity Fund; and (iii) Managed Municipal Fund, Inc. would be reorganized into Centre Active U.S. Tax Exempt Fund.

If approved by shareholders, the reorganization is scheduled to occur on or about March 17, 2015.  If necessary, the joint special meeting may be adjourned to permit further solicitation of proxies in the event there are not sufficient votes at the time of the joint special meeting to approve the reorganization.

Pending shareholder approval of the proposed reorganization, the ISI Funds are required to deliver an annual prospectus to their shareholders. Each ISI Fund’s March 1, 2015 prospectus shall remain effective until March 17, 2015 or such later closing date of the reorganization as may be approved by shareholders.

If you have any questions regarding the proposed reorganization to be voted on, or information contained in the prospectus, please do not hesitate to call the ISI Funds toll-free at (800) 955-7175, the Transfer Agent at (800) 882-8585, or your Securities Dealer or Fund Servicing Agent.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE